UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN WILEY & SONS, INC.
______________________________________________________________________
(Name of Registrant as Specified In Its Charter)
______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. JOHN WILEY & SONS, INC. You invested in JOHN WILEY & SONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 28, 2023. Vote Virtually at the Meeting* September 28, 2023 8:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/WLY2023 Get informed before you vote View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 14, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. JOHN WILEY & SONS, INC. 111 RIVER STREET HOBOKEN, NJ 07030 2023 Annual Meeting Vote by September 27, 2023 11:59 PM EDT *Please check the meeting materials for any special requirements for meeting attendance. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. The election as directors of all nominees listed below, except as marked to the contrary. Nominees: 01) Beth A. Birnbaum 02) Brian O. Hemphill 03) Inder M. Singh For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending April 30, 2024. for 3. Approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers. 1 Year 4. Approve, on an advisory basis, the compensation of our named executive officers. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. JOHN WILEY & SONS, INC. You invested in JOHN WILEY & SONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 28, 2023. Vote Virtually at the Meeting* September 28, 2023 8:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/WLY2023 Get informed before you vote View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 14, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. JOHN WILEY & SONS, INC. 111 RIVER STREET HOBOKEN, NJ 07030 2023 Annual Meeting Vote by September 27, 2023 11:59 PM EDT *Please check the meeting materials for any special requirements for meeting attendance. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. The election as directors of all nominees listed below, except as marked to the contrary. Nominees: 01) Mari J. Baker 02) George Bell 03) David C. Dobson 04) Raymond W. McDaniel, Jr. 05) Brian A. Napack 06) William J. Pesce 07) Jesse C. Wiley For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending April 30, 2024. for 3. Approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers. 1 Year 4. Approve, on an advisory basis, the compensation of our named executive officers. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.